UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2004

APAC CUSTOMER SERVICES, INC.
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Parkway North, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 374-4980

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 23, 2004, the Board of Directors of APAC Customer Services, Inc. (the “Registrant”) appointed John J. Park to the Registrant’s Board of Directors to fill the vacancy resulting from the previously announced resignation of Paul J. Liska.  Mr. Park was also appointed to the Audit Committee of the Registrant’s Board of Directors.

Mr. Park is the Chief Financial Officer of Orbitz, Inc. (Nasdaq: ORBZ).

Item 7.01 Regulation FD Disclosure.

On August 25, 2004, the Registrant issued a press release announcing the events described in Item 5.02.  A copy of this press release is attached hereto as Exhibit 99.1. The information set forth in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.
(Registrant)

	By:	/s/ Marc T. Tanenberg
Date: August 25, 2004		Marc T. Tanenberg
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by APAC Customer Services, Inc. on August 25, 2004.